EXHIBIT 10.1

FORM OF
COACHMEN INDUSTRIES, INC.
RESTRICTED STOCK AWARD GRANT/PROSPECTUS

     COACHMEN INDUSTRIES, INC. (the "Company") hereby grants to (employee name) (the "Employee") an award of                  shares of Common Stock of the Company, subject to the terms and conditions set forth below.

        This award is granted            (the “Date of Grant”) under the Company’s 2000 Omnibus Stock Incentive Program (herein called the “Plan”) for the purpose of furnishing to the Employee maximum incentive to improve operations and increase profits, and encouraging the Employee to continue employment with the Company and its subsidiaries. Terms used herein shall have the same meaning as in the Plan, and in the event of inconsistency between the provisions hereof and the provisions of the Plan, the latter shall control.

        The terms and conditions and restrictions of the award are as follows:

        1.        This award is granted in installments such that one third of the shares to be awarded shall be issued on the first anniversary of the date of grant, the second third on the second anniversary and the final third on the third anniversary of the date of grant.

        2.        It shall be a condition of the issuance of stock for each installment of this award that the grantee shall be a full time employee of the Company or its subsidiaries on the award anniversary date for each corresponding installment. Termination of employment for any reason will terminate all rights under the award for any un-issued installments.

        3.        Nothing herein confers upon the Employee any right to continue in the employ of the Company or of a subsidiary.

        4.        This award is not transferable and may not be assigned, transferred, pledged, or hypothecated in any way, whether by operation of law or otherwise. Any attempt at assignment, transfer, pledge, hypothecation, or other disposition of this award contrary to the provisions hereof and the levy of any attachment or similar process upon this award shall be null and void and without effect.

        5.        The Company shall not be required to issue or deliver any certificate for shares pending compliance with all applicable federal and state securities and other laws (including any registration requirements) and compliance with the rules and practices of any stock exchange upon which the Company’s Common Stock is listed. The Company will take such steps as are required to achieve such compliance with reasonable promptness from time-to-time as occasion demands.

        6.        In the event that there is any increase in the number of issued shares of Common Stock of the Company without new consideration to the Company (such as by stock dividends or stock split-ups), then the total number of shares at the time un-issued under this award shall be increased in proportion to such increase in issued shares.

            In the event that the outstanding shares of Common Stock of the Company shall be combined, or be changed into another kind of stock of the Company, or into securities of another corporation, whether through recapitalization, sale, merger, consolidation, etc., if appropriate, due adjustment shall be made to the number of shares un-issued under this award following said recapitalization, sale, merger, consolidation, etc.

        7.        Neither this award nor any other rights, benefits, values or interests resulting from the granting of this award shall be considered as compensation for purposes of any pension or retirement plan, insurance plan, investment of stock purchase plan, or any other employee benefit plan of the Company or any of its subsidiaries.

        8.        The federal income tax consequences of a stock award are as follows: No income will be recognized by an employee at the time of the grant of the award. The market value of each installment of stock issued under the award will be ordinary income to the Employee as of the corresponding anniversary date for which the stock is issued.

        9.        By accepting this award, the Employee shall be deemed as having agreed that no later than the anniversary date for the issuance of each installment of stock, such Employee will pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes required by law to be paid with respect to such shares of stock.

        10.        The Company has registered 2,000,000 shares of its common stock, no par value per share, for sale under the Plan. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor qualified under Section 401(a) of the Internal Revenue Code of 1986. The Plan is administered and interpreted by the Compensation Committee of the Company’s Board of Directors. The Board has the authority to adopt, amend and rescind such rules, regulations and procedures as it deems advisable in the administration and interpretation of the Plan, subject to the provisions of the Plan.

        11.        If the Employee is an affiliate of the Company, restrictions under the federal securities laws will apply to any resale of shares acquired pursuant to the Plan. If an affiliate wishes to resell or reoffer shares acquired pursuant to the Plan, and the resale is not covered by an effective prospectus, the affiliate must either comply with Rule 144 under the Securities Act of 1933 or comply with another provision of the Securities Act of 1933 exempting resales of securities from registration. Additional restrictions will apply to any resale under Section 16 of the Securities Exchange Act of 1934 if the Employee is an officer, director or 10% stockholder of the Company.

        12.        This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933. The date of this prospectus is March 14, 2005. The Company has registered the shares of common stock to be issued under the Plan on a Form S-8 Registration Statement filed with the Securities and Exchange Commission. The following documents filed by the Company with the Securities and Exchange Commission are specifically incorporated herein by reference:

[a]	The Company’s Annual Report on Form 10-K for the year ended December 31, 2004;

[b]	All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since December 31, 2004;

[c]	The description of the Company’s common stock, no par value, contained in the Form 8-A and any amendment or report filed for the purpose of updating such description;

[d]	The description of the Company’s Preferred Stock Purchase Rights contained in the Company’s Registration Statement on Form 8-A filed pursuant to Section 12(g) of the Securities Exchange Act of 1934.

        All documents filed by the Company with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this prospectus and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this prospectus and to be a part hereof from the respective dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

         The Company will provide without charge to each person participating in the Plan, upon written or oral request, (i) a copy of any and all of the documents incorporated by reference in this prospectus, except for the exhibits to such documents, and (ii) copies of any other documents required to be delivered to employees participating in the Plan pursuant to Rule 428(b) of the Securities Act of 1933. Requests for such copies should be directed to Assistant Vice President — Shareholder Relations, Coachmen Industries, Inc., 2831 Dexter Drive, Elkhart, Indiana 46514; telephone (574) 262-0123.

        IN WITNESS WHEREOF, the Company has caused this Stock Award to be executed by its duly authorized officer as of the granting date above set forth.

COACHMEN INDUSTRIES, INC. Claire C. Skinner, Chairman and CEO